UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	20-4080330
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

No.29, Third Main Avenue, Shigao Town, Renshou County, Meishan, Sichuan, China	620500
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 028-37390666

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Convertible Notes

On December 9, 2021, Wetouch Technology Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Fourth Man Purchase Agreement”) with Fourth Man, LLC, a Nevada limited liability company (the “Fourth Man Lender”), dated as of November 29, 2021, pursuant to which the Company issued the Fourth Man Lender a convertible promissory note in the principal amount of $250,000 (the “Fourth Man Note”) and a three-year warrant (the “Fourth Man Warrant”) to purchase an aggregate of 200,000 shares of the Company’s common stock (the “Fourth Man Warrant Shares”). The Company received $225,000 gross proceeds from the issuance of the Fourth Man Note as a result of the original discount rate on the Fourth Man Note.

On December 10, 2021, the Company entered into a Securities Purchase Agreement (the “Jefferson Street Purchase Agreement”) with Jefferson Street Capital, LLC, a New Jersey limited liability company (the “Jefferson Street Lender”), dated as of December 2, 2021, pursuant to which the Company issued the Jefferson Street Lender a convertible promissory note in the principal amount of $250,000 (the “Jefferson Street Note”) and a three-year warrant (the “Jefferson Street Warrant”) to purchase an aggregate of 200,000 shares of the Company’s common stock (the “Jefferson Street Warrant Shares”). The Company received $225,000 gross proceeds from the issuance of the Jefferson Street Note as a result of the original discount rate on the Jefferson Street Note.

On December 14, 2021, the Company entered into a Securities Purchase Agreement (the “Blue Lake Purchase Agreement,” together with the Fourth Man Purchase Agreement and the Jefferson Street Purchase Agreement, the “Purchase Agreements”) with Blue Lake Partners, LLC, a Delaware limited liability company (the “Blue Lake Lender,” together with the Fourth Man Lender and the Jefferson Street Lender, the “Lenders”), dated as of December 2, 2021, pursuant to which the Company issued the Blue Lake Lender a convertible promissory note in the principal amount of $250,000 (the “Blue Lake Note,” together with the Fourth Man Note and the Jefferson Street Note, the “Notes”) and a three-year warrant (the “Blue Lake Warrant,” together with the Fourth Man Warrant and the Jefferson Street Warrant, the “Warrants”) to purchase an aggregate of 200,000 shares of the Company’s common stock (the “Blue Lake Warrant Shares,” together with the Fourth Man Warrant Shares and the Jefferson Street Warrant Shares, the “Warrant Shares”). The Company received $225,000 gross proceeds from the issuance of the Blue Lake Note as a result of the original discount rate on the Blue Lake Note.

Unless the Notes are converted, the principal amounts of the Notes, and accrued interest at the rate of 8% per annum, are payable on the one-year anniversary of the issuance of the Notes (the “Maturity Date”). If the Company fails to satisfy its loan obligation by the Maturity Date, the default interest rate will be 16%.

The Lenders have the right to convert any or all of the principal and accrued interest on the Notes into shares of common stock of the Company on the earlier of (i) 180 calendar days after the issuance date of the Notes or (ii) the closing of a listing for trading of the common stock of the Company on a national securities exchange offering resulting in gross proceeds to the Company of $15,000,000 or more (an “Uplist Offering”). If the Company closes an Uplist Offering on or before the 180th calendar date after the issuance date of the Notes, the conversion price shall be 70% of the per share offering price in the Uplist Offering; otherwise, the conversion price is $0.75 per share.

Subject to customary exceptions, if the Company issues shares or any securities convertible into shares of common stock at an effective price per share lower than the conversion price of the Notes, the conversion rate of the Notes shall be reduced to such lower price.

Until the Notes are either paid or converted in their entirety, the Company agreed with the Lenders not to sell any securities convertible into shares of common stock of the Company (i) at a conversion price that is based on the trading price of the stock or (ii) with a conversion price that is subject to being reset at a future date or upon an event directly or indirectly related to the business of the Company or the market for the common stock. The Company also agreed to not issue securities at a future determined price.

The Lenders have the right to require the Company to repay the Notes if the Company receives cash proceeds, including proceeds from customers and the issuance of equity (including in the Uplist Offering). If the Company prepays the Notes prior to the Maturity Date, the Company shall pay a 10% prepayment penalty.

Craft Capital Management LLC received a fee in the amount of $18,000 in connection with the issuance of each of the Notes and Warrants to the Lenders.

Warrants

The Warrants issued to the Lenders granted each of the Lenders the right to purchase up to 200,000 shares of common stock of the Company at an exercise price of $1.25 per share. However, if the Company closes an Uplist Offering on or before the 180th calendar date after the issuance date of the Warrants, then the exercise price shall be 125% of the offering price of a share in the Uplist Offering. If the adjusted exercise price as a result of the Uplist Offering is less than $1.25 per share, then the number of shares for which the Warrants are exercisable shall be increased such that the total exercise price, after taking into account the decrease in the per share exercise price, shall be equal to the total exercise price prior to such adjustment.

The Lenders have the right to exercise the Warrants on a cashless basis if the highest traded price of a share of common stock of the Company during the 150 trading days prior to exercise of the Warrants exceeds the exercise price, unless there is an effective registration statement of the Company which covers the resale of the Lenders.

If the Company issues shares or any securities convertible into shares at an effective price per share lower than the exercise price of the Warrants, the exercise price of the Warrants shall be reduced to such lower price, subject to customary exceptions.

The Lenders may not convert the Notes or exercise the Warrants if such conversion or exercise will result in each of the Lenders, together with any affiliates, beneficially owning in excess of 4.9% of the Company’s outstanding common stock immediately after giving effect to such exercise unless the Lenders notify the Company at least 61 days prior to such exercise.

Registration Rights Agreements

Pursuant to the terms of the Registration Rights Agreement dated as of November 29, 2021, executed between the Company and the Fourth Man Lender, the Registration Rights Agreement dated as of December 2, 2021, executed between the Company and the Jefferson Street Lender, and the Registration Rights Agreement dated as of December 2, 2021, executed between the Company and the Blue Lake Lender, the Company agreed to file a registration statement with the Securities and Exchange Commission to register the shares of common stock underlying the Notes and the shares issuable upon exercise of the Warrants within sixty days from the date of each Registration Rights Agreement. The Company also granted the Lenders piggyback registration rights on such shares pursuant to the Purchase Agreements.

The foregoing descriptions of the Purchase Agreements, the Notes, the Warrants and each of the Registration Rights Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 10.22, 10.23, 10.24, 10.25, 10.26 and 10.27 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01, regarding the issuance of the Note and the Warrant is incorporated herein by reference in this Item 3.02. The Note and Warrant described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“1933 Act”), and Rule 506(b) promulgated under the 1933 Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Current Report:

Exhibit No.	Description
4.12	Promissory Note dated November 29, 2021 issued by Wetouch Technology Inc. to Fourth Man, LLC.

4.13	Common Stock Purchase Warrant dated November 29, 2021 issued by Wetouch Technology Inc.

4.14	Promissory Note dated December 2, 2021 issued by Wetouch Technology Inc. to Jefferson Street Capital, LLC.

4.15	Common Stock Purchase Warrant dated December 2, 2021 issued by Wetouch Technology Inc.

4.16	Promissory Note dated December 2, 2021 issued by Wetouch Technology Inc. to Blue Lake Partners, LLC.

4.17	Common Stock Purchase Warrant dated December 2, 2021 issued by Wetouch Technology Inc.

10.22	Securities Purchase Agreement, dated as of November 29, 2021, between Wetouch Technology Inc. and Fourth Man, LLC.

10.23	Registration Rights Agreement dated as of November 29, 2021, between Wetouch Technology Inc. and Fourth Man, LLC.

10.24	Securities Purchase Agreement, dated as of December 2, 2021, between Wetouch Technology Inc. and Jefferson Street Capital, LLC.

10.25	Registration Rights Agreement dated as of December 2, 2021, between Wetouch Technology Inc. and Jefferson Street Capital, LLC.

10.26	Securities Purchase Agreement, dated as of December 2, 2021, between Wetouch Technology Inc. and Blue Lake Partners, LLC.

10.27	Registration Rights Agreement dated as of December 2, 2021, between Wetouch Technology Inc. and Blue Lake Partners, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: December 15, 2021	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)